MFAM Emerging Markets Fund

a series of The RBB Fund, Inc.

2000 Duke Street, Suite 275

Alexandria, VA 22314

June 7, 2019

Dear MFAM Emerging Markets Fund Shareholder:

We are sending this information to you because you are a shareholder of the MFAM Emerging Markets Fund (the “Emerging Markets Fund”), a series of The RBB Fund, Inc. (the “Company”). The Board of Directors (the “Directors”) of the Company has approved the acquisition of the assets and liabilities of the Emerging Markets Fund by the MFAM Global Opportunities Fund (the “Global Opportunities Fund”), a separate series of the Company (the “Reorganization”). The Emerging Markets Fund and the Global Opportunities Fund are sometimes referred to as a “Fund” and together, the “Funds”.

The Reorganization, which is expected to become effective following the close of business on or about July 12, 2019, is described in more detail in the attached combined prospectus/information statement. You should review the combined prospectus/information statement carefully and retain it for future reference. In connection with the Reorganization, we are not asking you for a proxy and you are requested not to send a proxy.

The Emerging Markets Fund and the Global Opportunities Fund have identical investment objectives to achieve long-term capital appreciation. The Emerging Markets Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in the securities of emerging market issuers and other investments that are tied economically to emerging market countries. The Global Opportunities Fund invests, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. As of April 30, 2019, approximately 62% of the portfolio of the Emerging Markets Fund (not including cash) was held by the Global Opportunities Fund, and 50% of the companies held by the Emerging Markets Fund were also held by the Global Opportunities Fund.

It is anticipated that the Reorganization will result in benefits to the shareholders of the Emerging Markets Fund as discussed more fully in the combined prospectus/information statement. As a general matter, the Reorganization is expected to provide a similar investment opportunity with a lower expense ratio for the Emerging Markets Fund shareholders. In approving the Reorganization, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Emerging Markets Fund’s prospects for future sales, expense ratio reductions expected to result from the Reorganization, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the Reorganization and the allocation thereof, and the tax-free nature of the Reorganization, and the Directors have concluded that the Reorganization is in the best interests of the Funds.

Upon the Reorganization of the Emerging Markets Fund into the Global Opportunities Fund, each shareholder of the Emerging Markets Fund will receive shares of the Global Opportunities Fund, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in the Emerging Markets Fund. The Emerging Markets Fund would then terminate. The shareholders of the Emerging Markets Fund will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

Sincerely,

Salvatore Faia
President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Reorganization described in the Combined Prospectus/Information Statement or the securities to be issued pursuant to the Reorganization under the Combined Prospectus/Information Statement or determined if the prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The enclosed combined prospectus/information statement is dated June 7, 2019 and is first being mailed to shareholders on or about June 14, 2019.

MFAM Emerging Markets Fund

a series of The RBB Fund, Inc.

2000 Duke Street, Suite 275

Alexandria, VA 22314

QUESTIONS AND ANSWERS

Dated: June 7, 2019

Question 1: What is this document and why did we send this document to you?

Answer: The attached document is a combined prospectus/information statement that provides you with information about the acquisition of the assets and liabilities of the MFAM Emerging Markets Fund (the “Emerging Markets Fund”), a series of the RBB Fund, Inc. (the “Company”), by the MFAM Global Opportunities Fund (the “Global Opportunities Fund”), a separate series of the Company (the “Reorganization”). The Emerging Markets Fund and the Global Opportunities Fund are each a “Fund” and, collectively, the “Funds”.

On February 7, 2019, the Board of Directors (the “Directors”) of the Company approved the Reorganization of the Emerging Markets Fund by the Global Opportunities Fund. Neither a vote of the shareholders of the Emerging Markets Fund nor a vote of the shareholders of the Global Opportunities Fund is required to approve the Reorganization under the Maryland General Corporation Law or under the Company’s Articles of Incorporation. Under Rule 17a-8 of the Investment Company Act of 1940, as amended, a vote of shareholders of the Emerging Markets Fund is also not required. We are not asking you for a proxy and you are requested not to send a proxy.

Shareholders may contact the Funds by writing to MFAM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling 1-888-863-8803 (toll free), or by email to fundsservice@mfamfunds.com.

Question 2: How will the Reorganization work?

Answer: The Plan of Reorganization dated as of May 16, 2019 (the “Plan”) provides for (1) the transfer of all the assets of the Emerging Markets Fund to the Global Opportunities Fund, (2) the assumption by the Global Opportunities Fund of all the liabilities of the Emerging Markets Fund, (3) the issuance to the Emerging Markets Fund of Investor Shares of the Global Opportunities Fund, equal in aggregate net asset value (“NAV”) to the aggregate NAV of the Investor Shares of the Emerging Markets Fund, and (4) the distribution by the Emerging Markets Fund of the Investor Shares of the Global Opportunities Fund to the shareholders of the Emerging Markets Fund in proportion to their respective interests in the Emerging Markets Fund in liquidation of the Emerging Markets Fund. As a result of the Reorganization, each shareholder of the Emerging Markets Fund will become an Investor Shares shareholder of the Global Opportunities Fund.

Shareholders of the Emerging Markets Fund will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

Question 3: Why is the Reorganization taking place?

Answer: After considering the recommendation of Motley Fool Asset Management, LLC (the “Adviser”), the Directors concluded that participation by the Emerging Markets Fund in the Reorganization is in the best interests of the Emerging Markets Fund. In recommending the Reorganization, the Directors have considered, among other things, the identical investment objectives and similar investment policies of the Funds, the Emerging Markets Fund’s prospects for future sales, expense ratio reductions expected to result from the Reorganization, the comparison of fees for the Funds and the pro forma Global Opportunities Fund, including the Funds’ identical advisory fees and expense cap limitation, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the Reorganization and the allocation thereof, and the tax-free nature of the Reorganization.

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Question 4: When will the Reorganization take place?

Answer: The Reorganization is expected to take place following the close of business on or about July 12, 2019.

Question 5: Who will bear the expenses of the Reorganization?

Answer: The expenses of the Reorganization, including the preparation and mailing of this Combined Prospectus/Information Statement, will be borne by the Adviser. Prior to the Reorganization, the Emerging Markets Fund may sell securities in order to comply with the investment strategy of the Global Opportunities Fund, and the Emerging Markets Fund will bear its own trading costs. Following the Reorganization, the Global Opportunities Fund will hold the assets of the Emerging Markets Fund that it acquires until the Global Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures. The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Global Opportunities Fund rebalancing its portfolio in the ordinary course following the Reorganization.

Question 6: How does the performance of the Funds compare to each other?

Answer: The Global Opportunities Fund had higher average annual total returns over the one-year, five-year, and since inception periods ended December 31, 2018. The Emerging Markets Fund and the Investor Shares of the Global Opportunities Fund have inception dates of November 1, 2011 and June 16, 2009, respectively. Performance information for both Funds is included in the accompanying combined prospectus/information statement.

Question 7: Where can I find additional information about the Funds?

Answer: Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated June 7, 2019 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this combined prospectus/information statement, along with the other documents identified below. The SAI is incorporated by reference into this combined prospectus/information statement and accompanies this combined prospectus/information statement.

Information about the Funds is also contained in the following documents, which have been filed with the SEC and are incorporated by reference into this combined prospectus/information statement (this means that they are legally considered to be a part of this prospectus):

●	The current Prospectus of the Emerging Markets Fund and the Global Opportunities Fund, dated December 31, 2018, as amended to date.

●	The current Statement of Additional Information of the Emerging Markets Fund and the Global Opportunities Fund, dated December 31, 2018, as amended to date.

●	The current Annual Report of the Emerging Markets Fund and the Global Opportunities Fund, for the fiscal year ended August 31, 2018.

●	The current Semi-Annual Report of the Emerging Markets Fund and the Global Opportunities Fund, for the fiscal period ended February 28, 2019.

Copies of the SAI and the above-referenced documents are available upon request and without charge by writing to MFAM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling 1-888-863-8803 (toll free), or by visiting the Funds’ website: www.mfamfunds.com/resources.

You may view or obtain documents from the SEC:

●	By electronic mail: publicinfo@sec.gov (duplicating fee required)

●	On the Internet: www.sec.gov

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MFAM Funds

2000 Duke Street, Suite 275

Alexandria, Virginia 22314
(888) 863-8803

COMBINED PROSPECTUS/INFORMATION STATEMENT DATED June 7, 2019 For the Reorganization of MFAM Emerging Markets Fund Into MFAM Global Opportunities Fund

We are sending this combined prospectus/information statement (the “prospectus”) to you because you are a shareholder of the MFAM Emerging Markets Fund (the “Emerging Markets Fund”), a series of the RBB Fund, Inc. (the “Company”). The Board of Directors (the “Directors”) of the Company is has approved the acquisition of the assets and liabilities of the Emerging Markets Fund by the MFAM Global Opportunities Fund (the “Global Opportunities Fund”), a separate series of the Company. We sometimes refer to each of the Emerging Markets Fund and the Global Opportunities Fund as a “Fund” and together, the “Funds”.

We are not asking you for a proxy and you are requested not to send a proxy.

The proposed acquisition will be effected pursuant to a plan of reorganization (the “Plan”), which provides for (collectively, the “Reorganization”): (1) the transfer of all the assets of the Emerging Markets Fund to the Global Opportunities Fund, (2) the assumption by the Global Opportunities Fund of all the liabilities of the Emerging Markets Fund, (3) the issuance to the Emerging Markets Fund of Investor Shares of the Global Opportunities Fund, equal in aggregate net asset value (“NAV”) to the aggregate NAV of the Investor Shares of the Emerging Markets Fund, and (4) the distribution by the Emerging Markets Fund of the Investor Shares of the Global Opportunities Fund to the shareholders of the Emerging Markets Fund in proportion to their respective interests in the Emerging Markets Fund in liquidation of the Emerging Markets Fund. As a result of the Reorganization, each shareholder of the Emerging Markets Fund will become an Investor Shares shareholder of the Global Opportunities Fund.

The Emerging Markets Fund and the Global Opportunities Fund are each a series of The RBB Fund, Inc., an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

This prospectus, which should be retained for future reference, sets forth concisely information about the Global Opportunities Fund that investors should know before the Reorganization. Additional information is contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

●	The Statement of Additional Information dated June 7, 2019, relating to the Plan, including financial statements, which accompanies this prospectus.

●	The current Prospectus of the Emerging Markets Fund and the Global Opportunities Fund, dated December 31, 2018.

●	The current Statement of Additional Information of the Emerging Markets Fund and the Global Opportunities Fund, dated December 31, 2018.

●	The current Annual Report of the Emerging Markets Fund and the Global Opportunities Fund, for the fiscal year ended August 31, 2018.

●	The current Semi-Annual Report of the Emerging Markets Fund and the Global Opportunities Fund, for the fiscal period ended February 28, 2019.

Copies of these documents are available upon request and without charge by writing to MFAM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling 1-888-863-8803 (toll free), or by visiting the Funds’ website: www.mfamfunds.com/resources.

We are not asking you for a proxy, and you are requested not to send to us a proxy.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the prospectus or the securities to be issued pursuant to the reorganization under the prospectus or determined if the combined prospectus/information statement is accurate or adequate. Any representation to the contrary is a criminal offense.

PROSPECTUS TABLE OF CONTENTS

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I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this prospectus, including documents incorporated by reference, as well as in the plan of reorganization attached to this prospectus (the “Plan”). This synopsis is qualified by reference to the more complete information contained herein as well as in the Prospectus of the MFAM Emerging Markets Fund (the “Emerging Markets Fund”) and the MFAM Global Opportunities Fund (the “Global Opportunities Fund”), dated December 31, 2018, as supplemented, which includes information about the Funds, and in the Plan attached hereto as Exhibit A.

The proposed acquisition will be effected pursuant to the Plan, which provides for (collectively, the “Reorganization”): (1) the transfer of all the assets of the Emerging Markets Fund to the Global Opportunities Fund, (2) the assumption by the Global Opportunities Fund of all the liabilities of the Emerging Markets Fund, (3) the issuance to the Emerging Markets Fund of Investor Shares of the Global Opportunities Fund, equal in aggregate net asset value (“NAV”) to the aggregate NAV of the Investor Shares of the Emerging Markets Fund, and (4) the distribution by the Emerging Markets Fund of the Investor Shares of the Global Opportunities Fund to the shareholders of the Emerging Markets Fund in proportion to their respective interests in the Emerging Markets Fund in liquidation of the Emerging Markets Fund. Shareholders should read the entire prospectus carefully.

The Emerging Markets Fund and the Global Opportunities Fund are each a series of The RBB Fund, Inc. (the “Company”). We sometimes refer to each of the Emerging Markets Fund and the Global Opportunities Fund as a “Fund” and together, the “Funds”.

B.	Reasons for the Reorganization/Board Deliberations

The Funds’ investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), recommended that the Directors approve the Plan. At a meeting of the Directors held on February 7, 2019, the Directors considered various factors, from the point of view of each Fund and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that Reorganization would be in the best interests of the Emerging Markets Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Directors have unanimously approved the Plan on behalf of each Fund.

The Adviser will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the prospectus, legal fees, accounting fees and securities registration fees. For additional information, see “Reasons for the Reorganization Considered by the Board.”

C.	The Proposed Plan and Resulting Reorganization

The Plan provides for: (1) the transfer of all the assets of the Emerging Markets Fund to the Global Opportunities Fund, (2) the assumption by the Global Opportunities Fund of all the liabilities of the Emerging Markets Fund, (3) the issuance to the Emerging Markets Fund of Investor Shares of the Global Opportunities Fund, equal in aggregate NAV to the aggregate NAV of the Investor Shares of the Emerging Markets Fund, and (4) the distribution by the Emerging Markets Fund of the Investor Shares of the Global Opportunities Fund to the shareholders of the Emerging Markets Fund in proportion to their respective interests in the Emerging Markets Fund in liquidation of the Emerging Markets Fund. As a result of the Reorganization, each shareholder of the Emerging Markets Fund will become an Investor Shares shareholder of the Global Opportunities Fund.

No sales charges will be imposed on the shares of the Global Opportunities Fund issued in connection with the Reorganization. The Reorganization has been structured in a manner designed to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, shareholders will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

D.	Comparison of the Emerging Markets Fund and the Global Opportunities Fund

1.	Investment Objectives and Principal Investment Policies

The Emerging Markets Fund and the Global Opportunities Fund have identical investment objectives to achieve long-term capital appreciation.

The Emerging Markets Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in the securities of emerging market issuers and other investments that are tied economically to emerging market countries. The Global Opportunities Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Emerging Markets Fund.

The Global Opportunities Fund invests, under normal circumstances, in at least three different countries, and invests at least 40% of its assets outside of the United States, or, if the conditions are not favorable, invests at least 30% of its assets outside the United States.

Although both Funds may invest in emerging markets securities, the Global Opportunities Fund generally invests a lesser amount of its net assets in emerging markets securities than the Emerging Markets Fund.

2.	Investment Advisory Services

Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 275, Alexandria, Virginia 22314, serves as the investment adviser to the Funds. Each Fund pays the Adviser a monthly management fee based on its average daily net assets at the annual rate of 0.85%.

3.	Distribution Services

Foreside Funds Distributors LLC (“Foreside”), 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312, acts as distributor for the Funds. As distributor, Foreside also provides certain administrative services. Shares of the Funds are offered for sale on a continuous basis at NAV per share. Foreside is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA).

4.	Purchase and Redemption Procedures

The purchase and redemption procedures for the Funds are the same.

Purchases and sales (redemptions) of Investor Shares of both Funds are made at the NAV per share next determined after receipt of the complete and accurate purchase or redemption order by the Funds’ transfer agent. The shares of the Funds have no load, 12b-1 fee or redemption fee, but are subject to a shareholder servicing fee. The Funds’ transfer agent assesses a fee of $15.00 for each redemption made by wire.

The minimum amounts required to invest in or add to an account with the Funds are indicated below:

Investor Shares Initial Purchase:	$500
Additional Purchase:	$50
Automatic Investment Plan:	$50
Dividend Reinvestment:	None

The Funds offer an automatic investment plan, whereby an existing shareholder may authorize the Funds to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest, which must be at least $50. The Funds may waive the investment minimums from time to time.

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist.

5.	Exchange Procedures

The exchange procedures for the Funds are the same.

Shareholders of the Funds may exchange shares of the Funds for shares of any of the other MFAM Funds any day that the funds and the New York Stock Exchange are open for business. Exchanges are done at no cost.

6.	Service Providers

The Funds have the same service providers, which will continue in their capacity after the Reorganization.

E.	Federal Tax Consequences of the Proposed Reorganization

The shareholders of the Emerging Markets Fund will not be required to recognize gain or loss for federal income tax purposes as a result of the Reorganization, and the Emerging Markets Fund generally will not be required to recognize gain or loss for federal income tax purposes as a result of the Reorganization. The aggregate tax basis of the Investor Shares of the Global Opportunities Fund received by a shareholder of the Emerging Markets Fund will be the same as the aggregate tax basis of the shareholder’s shares of the Emerging Markets Fund that are surrendered in exchange for such Investor Shares of the Global Opportunities Fund. The holding period of the Investor Shares of the Global Opportunities Fund received by a shareholder of the Emerging Markets Fund will include the holding period of the shares of the Emerging Markets Fund surrendered by the shareholder in the exchange, provided that such shares of the Emerging Markets Fund are held as capital assets by the shareholder at the time of the Reorganization. The holding period and tax basis of each asset of the Emerging Markets Fund in the hands of the Global Opportunities Fund as a result of the Reorganization will generally be the same as the holding period and tax basis of each such asset in the hands of the Emerging Markets Fund prior to the Reorganization. This tax information is based on the advice of Drinker Biddle & Reath LLP, counsel to each of the Funds. It is a condition to the closing of the Reorganization that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”).

Prior to the closing of the Reorganization, the Company, if necessary, will declare a distribution to shareholders of the Emerging Markets Fund which, together with all previous distributions, will have the effect of distributing to the Emerging Markets Fund shareholders all of the Emerging Markets Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the closing.

Following the Reorganization, the Global Opportunities Fund will hold the assets of the Emerging Markets Fund that it acquires until the Global Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures. In connection with the Global Opportunities Fund rebalancing its portfolio in the ordinary course, a significant portion of the assets of the Emerging Markets Fund may be sold. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) and any net short-term capital gains recognized in these sales may be distributed to the shareholders of the Global Opportunities Fund as capital gain dividends and ordinary dividends, respectively, during or with respect to the year of sale.

As of August 31, 2018, the Emerging Markets Fund had a short-term capital loss carryforward of $450,746, which may be used to offset subsequent capital gains, to the extent permitted by the Code and applicable tax regulations. After the Reorganization, any remaining amount of this loss carryforward will generally be available to the Global Opportunities Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. The ability of the Global Opportunities Fund to utilize the Emerging Markets Fund’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

II.	PRINCIPAL RISK FACTORS

By investing in equity securities, the Funds may expose shareholders to certain market risks that could cause shareholders to lose money. The risks are identical for both of the Funds except that the Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging markets countries:

The principal risks of each Fund include: Company and Market Risk, Depositary Receipts Risk, Emerging Market Countries Risk, Foreign Investments Risk, Investment Style Risk, Investments in Small and Mid-Capitalization Companies Risk, and Securities Lending Risk.

III.	COMPARISON FEE TABLE AND EXAMPLE

A.	Fee Tables

The Reorganization would result in a reduction in expense ratios for shareholders of the Emerging Markets Fund. The following table shows the Funds’ expense ratios and pro forma expense ratio of the combined Fund as of October 31, 2018.

Total Annual Fund Operating Expenses
Emerging Markets Fund – Investor Shares	1.34%
Global Opportunities Fund – Investor Shares	1.26%
Global Opportunities Fund Pro Forma Combined	1.26%

As the table indicates, after the Reorganization the expense ratio would be reduced for the Emerging Markets Fund shareholders by approximately 0.08%, before taking into account any fee waiver by the Adviser.

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Reorganization.

	Emerging Markets Fund – Investor Shares	Global Opportunities Fund – Investor Shares	Global Opportunities Fund Pro Forma Combined
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.49%	0.41%	0.41%
Shareholder Servicing Fee(a)	0.20%	0.20%	0.20%
Other Operating Expenses	0.29%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.34%	1.26%	1.26%
Fees Waived / Expenses Reimbursed(b)	-0.19%	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver	1.15%	1.15%	1.15%

(a)	Effective as of February 1, 2019, the Board of Directors of The RBB Fund, Inc. (“Board”) has adopted a Shareholder Servicing Plan for Investor Shares that provides for an annual shareholder service fee amount of up to 0.20% of each Fund’s average daily net assets. “Other Operating Expenses” has been restated to reflect the effect of the Shareholder Servicing Plan.

(b)	The Funds’ investment adviser, Motley Fool Asset Management, LLC (the “Adviser”) has contractually agreed to pay, waive or absorb a portion of each Fund’s Investor Shares expenses through the end of December 31, 2020, or such later date as may be determined by each Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of average daily net assets of the Investor Shares. If the excluded expenses are incurred, operating expenses may be higher than 1.15% annually for the Investor Shares. The Adviser may recover from a Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% annually of average daily net assets of Investor Shares or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser is no longer serving as investment adviser to a Fund, but otherwise it can be terminated only by the Board.

The projected post-Reorganization pro forma Annual Fund Operating Expenses presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

B.	Example

The example set forth below is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in the Global Opportunities Fund.

The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each Fund are those shown in the tables above remain the same (taking into account the contractual expense limitation agreement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Fund	$117	$386	$697	$1,579
Global Opportunities Fund	$117	$377	$670	$1,503
Global Opportunities Fund – Pro Forma	$117	$377	$670	$1,503

The projected examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this prospectus as Exhibit A, and in the documents incorporated by reference into this prospectus.

A.	Summary of the Proposed Reorganization

The Plan provides for (1) the transfer of all the assets of the Emerging Markets Fund to the Global Opportunities Fund, (2) the assumption by the Global Opportunities Fund of all the liabilities of the Emerging Markets Fund, (3) the issuance to shareholders of the Emerging Markets Fund of Investor Shares of the Global Opportunities Fund, equal in aggregate NAV to the NAV of their Investor Shares of the Emerging Markets Fund in redemption of their Investor Shares of the Emerging Markets, and (4) the termination of the Emerging Markets Fund.

Shareholders of the Emerging Markets Fund will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

B.	Terms of the Plan

As provided in the Plan, the Global Opportunities Fund will acquire all the assets and assume all the liabilities, expenses and obligations of the Emerging Markets Fund at the effective time of the Reorganization (the “Effective Time”). In return, the Global Opportunities Fund will issue, and the Emerging Markets Fund will distribute to its shareholders, a number of full and fractional Investor Shares of the Global Opportunities Fund, determined by dividing the net value of all the assets of the Emerging Markets Fund by the NAV of one share of the Global Opportunities Fund. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that each shareholder of the Emerging Markets Fund will be credited with Investor Shares of the Global Opportunities Fund corresponding to the aggregate NAV of the Emerging Markets Fund shares that the shareholder holds of record at the Effective Time.

Following the distribution of the Global Opportunities Fund Investor Shares in full liquidation of the Emerging Markets Fund, the Emerging Markets Fund will wind up its affairs and terminate as soon as is reasonably possible after the Reorganization.

The projected expenses of the Reorganization will be borne by the Adviser. The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Global Opportunities Fund rebalancing its portfolio in the ordinary course following the Reorganization.

Under applicable legal and regulatory requirements, none of the Emerging Markets Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, namely, to demand the fair value of their shares in connection with the Reorganization. Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any shareholder of the Emerging Markets Fund may redeem their shares prior to the Reorganization.

Completion of the Reorganization is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.

A copy of the Plan for the Reorganization is attached as Exhibit A.

C.	Description of the Global Opportunities Fund Shares

Each Global Opportunities Fund Investor Share issued to Emerging Markets Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Global Opportunities Fund Investor Shares will be sold and redeemed based upon the NAV of the Global Opportunities Fund Investor Shares next determined after receipt of the purchase or redemption request, as described herein and in the Funds’ Prospectus.

D.	Reasons for the Reorganization Considered by the Board

The Adviser recommended that the Directors approve the proposed Plan and Reorganization. The Directors considered the factors discussed below from the point of view of the interests of each Fund and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the Reorganization would be in the best interests of the Emerging Markets Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Directors have unanimously approved the Plan and the Reorganization on behalf of each Fund.

The Directors considered, among other things:

●	The general terms and consequences of the Reorganization;

●	The Adviser discussed with the Directors that it believes that the Reorganization would benefit the Emerging Markets Fund and its shareholders by potentially resulting in a lower expense ratio;

●	The current asset level and growth prospects of the Emerging Markets Fund and the combined pro forma asset level of the combined Fund;

●	The historical performance of the Funds;

●	The identical investment objective and similar principal investment policies of the Funds;

●	The form of the Plan and the terms and conditions of the Reorganization;

●	The fact that the Funds have the same advisory contract terms and pay the same advisory fee rates;

●	Whether the Reorganization would result in the dilution of shareholders’ interests;

●	The fact that no changes in service providers would result from the Reorganization;

●	The potential operating efficiencies and economies of scale;

●	The fact that the Global Opportunities Fund will assume all the liabilities, expenses and obligations of the Emerging Markets Fund;

●	The expected federal income tax consequences of the Reorganization; and

●	The expenses of the Reorganization, and the fact that neither Fund would bear any direct fees or expenses in connection with the Reorganization.

E.	Federal Income Tax Consequences

The Funds will receive an opinion from the law firm of Drinker Biddle & Reath LLP to the effect that the Reorganization will qualify as a tax-free “reorganization” under Section 368(a) of the Code, and the Funds will be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in Emerging Markets Fund shareholders recognizing gain or loss with respect to each Emerging Markets Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of each Global Opportunities Fund Investor Share received in exchange therefore.  In such event, a shareholder’s aggregate basis in the Investor Shares of the Global Opportunities Fund received in the exchange would equal the aggregate fair market value of such Investor Shares of the Global Opportunities Fund, and the shareholder’s holding period for the shares would not include the period during which such shareholder held the Emerging Markets Fund shares.

If any of the representations or covenants of the parties is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders should consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

The shareholders of the Emerging Markets Fund will not be required to recognize gain or loss for federal income tax purposes as a result of the Reorganization, and the Emerging Markets Fund generally will not be required to recognize gain or loss for federal income tax purposes as a result of the Reorganization. The aggregate tax basis of the Investor Shares of the Global Opportunities Fund received by a shareholder of the Emerging Markets Fund will be the same as the aggregate tax basis of the shareholder’s shares of the Emerging Markets Fund that are surrendered in exchange for such Investor Shares of the Global Opportunities Fund. The holding period of the Investor Shares of the Global Opportunities Fund received by a shareholder of the Emerging Markets Fund will include the holding period of the shares of the Emerging Markets Fund surrendered by the shareholder in the exchange, provided that such shares of the Emerging Markets Fund are held as capital assets by the shareholder at the time of the Reorganization. The holding period and tax basis of each asset of the Emerging Markets Fund in the hands of the Global Opportunities Fund as a result of the Reorganization will generally be the same as the holding period and tax basis of each such asset in the hands of the Emerging Markets Fund prior to the Reorganization. This tax information is based on the advice of Drinker Biddle & Reath LLP, counsel to each of the Funds. It is a condition to the closing of the Reorganization that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the IRS.

Prior to the closing of the Reorganization, the Company, if necessary, will declare a distribution to shareholders of the Emerging Markets Fund which, together with all previous distributions, will have the effect of distributing to the Emerging Markets Fund shareholders all of the Emerging Markets Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the closing.

Following the Reorganization, the Global Opportunities Fund will hold the assets of the Emerging Markets Fund that it acquires until the Global Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures. In connection with the Global Opportunities Fund rebalancing its portfolio in the ordinary course, a significant portion of the assets of the Emerging Markets Fund may be sold. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) and any net short-term capital gains recognized in these sales may be distributed to the shareholders of the Global Opportunities Fund as capital gain dividends and ordinary dividends, respectively, during or with respect to the year of sale.

As of August 31, 2018, the Emerging Markets Fund had a short-term capital loss carryforward of $450,746, which may be used to offset subsequent capital gains to the extent permitted by the Code and applicable tax regulations. After the Reorganization, any remaining amount of this capital loss carryforward will generally be available to the Global Opportunities Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. The ability of the Global Opportunities Fund to utilize the Emerging Markets Fund’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

Shareholders of the Emerging Markets Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state, local and foreign tax consequences, if any, of the Reorganization.

F.	Comparison of Shareholder Rights

There are no differences in the rights of shareholders of the Emerging Markets Fund versus the rights of shareholders of the Global Opportunities Fund, as they are both series of the Company. The Company is a Maryland corporation.

G.	Capitalization

The capitalization of the Emerging Markets Fund and the Global Opportunities Fund as of April 30, 2019 and the combined Fund’s pro forma capitalization after giving effect to the Reorganization are set forth in the following table. The pro forma capitalization information below is unaudited and for informational purposes only. The table does not show the actual combined aggregate net assets or number of Investor Shares of the Global Opportunities Fund to be issued in connection with the Reorganization, as this will depend upon the NAV and number of Investor Shares outstanding of the Emerging Markets Fund at the Effective Time. The capitalizations are likely to be different on the date of the Reorganization as a result of daily Fund share purchase, redemption and market activity.

	Emerging Markets Fund	Global Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined
Aggregate Net Assets	$35,599,690	$384,223,123	--	$419,822,813
Shares Outstanding	2,407,645	15,329,590	(987,299)*	16,749,936
Net Asset Value Per Share	$14.79	$25.06	--	$25.06

*	Reflects the change in Investor Shares of the Global Opportunities Fund after giving effect to the distribution of Investor Shares of the Global Opportunities Fund to Emerging Markets Fund shareholders as if the Reorganization had taken place on April 30, 2019.

V.	INFORMATION ABOUT THE EMERGING MARKETS FUND AND THE GLOBAL OPPORTUNITIES FUND

A.	Investment Objective and Investment Strategies

The Emerging Markets Fund and the Global Opportunities Fund have identical investment objectives to achieve long-term capital appreciation.

The Emerging Markets Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in the securities of emerging market issuers and other investments that are tied economically to emerging market countries.

The Global Opportunities Fund invests, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States.

The Global Opportunities Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Emerging Markets Fund.

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the other fund pursuant to the acquisition (“acquired portfolio securities”).   The Fund may sell acquired portfolio securities, in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations applicable to the Fund or to meet redemption requests.

Set forth below is a side-by-side comparison of the principal investment strategies of each Fund.

Emerging Markets Fund	Global Opportunities Fund
The Emerging Markets Fund pursues its investment objective using a quality growth investing style. The Fund invests in a focused portfolio of the common stocks of high-quality companies organized in emerging market foreign countries. The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in the securities of emerging market issuers and other investments that are tied economically to emerging market countries.	The Global Opportunities Fund pursues its investment objective by using a quality growth investing style. The Fund invests in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts of high-quality companies that are organized under the laws of other countries around the world.
The Adviser defines emerging market companies as companies located or organized in or whose primary business is carried out in emerging markets. The Adviser will invest in countries classified as Advanced Emerging, Secondary Emerging, or Frontier, or not classified by FTSE Russell. A formal review of country classification within the FTSE global equity indexes is conducted on an annual basis each September using a comprehensive, transparent and consistent methodology to classify stock markets as Developed, Advanced Emerging, Secondary Emerging or Frontier within the FTSE global equity indexes. It is expected that investments in the securities of companies in emerging market countries, including depositary receipts, having smaller market capitalizations (less than $3 billion) will be important components of the Emerging Markets Fund’s investment program, although the Emerging Markets Fund may invest in issuers of all capitalization sizes. Under normal circumstances, the Emerging Markets Fund seeks to stay fully invested and does not attempt to time the market.	The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. The Global Opportunities Fund seeks to stay fully invested and does not attempt to time the market. Although the Fund does not have market capitalization constraints for its investments, it is expected that investments in the securities of U.S. companies having smaller and middle market capitalizations and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Global Opportunities Fund’s investment program. As a result, the Global Opportunities Fund has the freedom to go anywhere to make investments for its shareholders.
In identifying investments for the Emerging Markets Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Emerging Markets Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Emerging Markets Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Emerging Markets Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

In identifying investments for the Global Opportunities Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Emerging Markets Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.	The Global Opportunities Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry, and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary structural or tactical advantages or other components. As the Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Emerging Markets Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Emerging Markets Fund’s net assets. The Emerging Markets Fund may not invest more than 10% of its net assets in securities of companies that are not emerging market companies. To limit the risks associated with highly concentrated holdings, the Emerging Markets Fund does not invest more than 5% of its net assets in any one class of security of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Emerging Markets Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.	The Global Opportunities Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Global Opportunities Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.
While investing in a particular sector is not a principal investment strategy of the Emerging Markets Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. The Fund may also seek to increase its income by lending portfolio securities.	While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. The Fund may also seek to increase its income by lending securities.

A comparison of the investment restrictions for the Funds is attached as Exhibit B.

B.	Principal Investment Risks

The value of a Fund’s investments may decrease, which will cause the value of the Fund’s shares to decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that a Fund will achieve its investment objective. The Funds are subject to the following principal investment risks.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of a Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Depositary Receipts Risk

Each Fund may purchase depositary receipts (ADRs, EDRs, GDRs, and NVDRs) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, each Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Emerging Market Countries Risk

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which each Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in Emerging Market Countries.

Foreign Investments Risk

Each Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Investment Style Risk

Each Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect a Fund will underperform the market and its peers over short timeframes.

Investments in Small and Mid-Capitalization Companies Risk

Each Fund invests in securities of companies of all sizes, including those that have relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Securities Lending Risk

Each Fund may lend portfolio securities to institutions, such as certain broker-dealers. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

C.	Fees and Performance

For a discussion of the Funds’ fees and expenses, see the discussion above under Section III, “Comparison Fee Table and Example.” Each Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year, the Emerging Markets Fund’s portfolio turnover rate was 7% of the average value of its portfolio. During the most recent fiscal year, the Global Opportunities Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

The performance of the Emerging Markets Fund and the Global Opportunities Fund is attached hereto as Exhibit C. The performance information found on the attached Exhibit C provides some indication of the risks of investing in the Emerging Markets Fund and the Global Opportunities Fund by showing changes in their performance from year to year and how the Funds’ average annual returns compare with those of benchmark indices. The Funds’ past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

D.	Fund Management and Portfolio Managers

Adviser. Motley Fool Asset Management, LLC, is the investment adviser of the Funds. The Adviser’s address is 2000 Duke Street, Suite 275, Alexandria, Virginia 22314.

The Adviser furnishes the Funds with office space and certain administrative services.

Portfolio Managers. The same portfolio managers, consisting of Anthony L. Arsta, William S. Barker, Bryan C. Hinmon, David A. Meier, Charles L. Travers, Jr., and Nathan G. Weisshaar, are responsible for the day-to-day management of both Funds’ portfolios. Additional information about the Portfolio Manager is available in the Statement of Additional Information (“SAI”) dated June 7, 2019 that has been filed with the SEC in connection with this combined prospectus/information statement.

Management Fee. For its services, each of the Funds pay the Adviser a monthly management fee based upon its average daily net assets. The advisory fee is 0.85%. For the fiscal year ended August 31, 2018, the Emerging Markets Fund and the Global Opportunities Fund paid 0.66% and 0.83% of each Fund’s average daily net assets to the Adviser, respectively. Had fee waivers and expense reimbursements not been in place, the Emerging Markets Fund and the Global Opportunities Fund would have each paid 0.85% to the Adviser for its services.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Adviser is available in the most recent annual report of the MFAM Funds to shareholders for the period ended August 31, 2018.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.   If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E.	Net Asset Value

The price a shareholder pays to buy Fund shares or the amount a shareholder receives when selling Fund shares is the NAV. This is calculated by dividing a Fund’s assets, minus its liabilities, by the number of shares outstanding. The NAV of a Fund’s shares is normally determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 P.M. Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Securities of the Funds traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by a Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Board. Such determinations are made by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold. Moreover, to the extent that the Funds have significant holdings of foreign securities, fair valuation may be used by the Funds more frequently.

A Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds’ corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

F.	Shares

Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem or exchange shares of the Funds is the NAV.  The Funds normally calculate their NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  The Funds calculate their NAVs based on the market prices of the securities, as discussed above.

The Funds will process purchase orders, redemption orders and exchange orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  The Funds will process purchase orders, redemption orders and exchange orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open.  A purchase, redemption or exchange order is in “good order” when a Fund or your servicing agent receives properly completed and signed documents.

Comparison of Purchasing, Redemption, and Exchange Policies and Procedures

The Funds have the same policies with respect to purchases, redemptions and exchanges by shareholders.

Household Delivery of Shareholder Documents

To reduce Fund expenses, the Funds will mail only one copy of the Funds’ prospectus, each annual and semiannual report, and other shareholder communications to each address shared by two or more accounts. If you wish to receive an additional copy of these documents, please call 1-888-863-8803 or contact your financial institution. The Funds will begin sending you the additional copies 30 days after receiving your request.

Anti-Money Laundering Program

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Please contact the Transfer Agent at 1-888-863-8803 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within five (5) business days if clarifying information/documentation is requested and not received.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.  Please note that your application will be returned if any information is missing.

G.	Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses to either (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest dividends in additional Fund shares, while receiving capital gains distributions in cash. If you wish to change your distribution option, write or call the Transfer Agent at 1-888-863-8803. Your request must be received at least five days prior to the record date of the distribution. Additionally, each Fund reports details of distribution related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Funds will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute. The Emerging Markets Fund has generally been eligible to make such an election, but the Global Opportunities Fund may or may not be eligible to make such an election for a taxable year, depending on the Fund’s portfolio investments at the close of the taxable year.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. Only the portions of Fund dividends that are attributable to dividends a Fund receives from U.S. companies may qualify for this dividends-received deduction. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

Shares of the Funds have not been registered for sale outside the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

H.	Financial Highlights Information

The financial highlights of the Emerging Markets Fund and the Global Opportunities Fund are attached hereto as Exhibit D. The accounting survivor of the Reorganization will be the Global Opportunities Fund.

VI.	ADDITIONAL INFORMATION

Documents relating to the MFAM Funds are available, without charge, by writing to MFAM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling 1-888-863-8803, or by visiting the Funds’ website: www.mfamfunds.com/resources.

The Emerging Markets Fund and the Global Opportunities Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports, proxy materials, and other information relating to the Emerging Markets Fund and the Global Opportunities Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Company can be obtained by calling or writing the funds and can also be obtained from the SEC. You may view or obtain these documents from the SEC:

●	By electronic mail: publicinfo@sec.gov (duplicating fee required)

●	On the Internet: www.sec.gov

VII.	MISCELLANEOUS INFORMATION

A.	Legal Matters

The validity of the issuance of the Global Opportunities Fund shares will be passed upon by Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

B.	Experts

The financial statements of the Funds for the fiscal year ended August 31, 2018, contained in the Funds’ 2018 Annual Report to Shareholders, have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

C.	Security Ownership

For a list of shareholders or entities that, to the best of the Emerging Markets Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding Investor Shares of the Funds as of April 30, 2019, please refer to Exhibit E attached hereto.

Exhibit A

THE RBB FUND, INC.

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”) is dated the 16th day of May, 2019, and has been adopted by the Board of Directors of The RBB Fund, Inc. (the “Company”), a Maryland corporation, to provide for the reorganization of its MFAM Emerging Markets Fund (the “Transferor Fund”) into its MFAM Global Opportunities Fund (the “Surviving Fund”). The Transferor Fund and the Surviving Fund (each a “Fund” and together, the “Funds”) are separate investment portfolios of the Company.

A.	Background

The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Company has determined that it is in the best interests of the Transferor Fund and its respective shareholders to be reorganized through the transfer of all of its assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the “Reorganization”).

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

B.	The Reorganization

1.    At the Effective Time of the Reorganization (as defined below in Section 5 of this Article B), substantially all property of every description, and substantially all interests, rights, privileges and powers of the Transferor Fund, subject to substantially all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the “Assets”) will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time of the Reorganization the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of the Assets of the Transferor Fund, the Surviving Fund will contemporaneously issue to the Transferor Fund full and fractional Investor Class shares of the Surviving Fund, and the Transferor Fund will distribute such Investor Class shares of the Surviving Fund to the shareholders of the Transferor Fund in proportion to their respective interests in the Transferor Fund at the Effective Time of the Reorganization. The number of Investor Class shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of the Transferor Fund. The net asset value of the Transferor Fund and of the Investor Class shares of the Surviving Fund shall be determined as of 4:00 p.m., Eastern Time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. The net asset value of the Transferor Fund and of the Investor Class shares of the Surviving Fund shall be computed in the manner set forth in the Funds’ then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of the Transferor Fund will attach to the Surviving Fund as aforesaid and may thenceforth be enforced against the Surviving Fund to the same extent as if the same had been incurred by it.

2.    Prior to the Effective Time of the Reorganization, the Transferor Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income (before taking into account the dividends-paid deduction), if any, for the taxable periods or years ended on or before August 31, 2018 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, recognized in taxable years or periods ended on or before August 31, 2018 and in the period from said date to and including the Effective Time of the Reorganization.

3.    At the Effective Time of the Reorganization, the Company will liquidate the Transferor Fund by making a liquidating distribution to the Transferor Fund shareholders of Investor Class shares of the Surviving Fund, such that the shares so distributed will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time of the Reorganization. In addition, each shareholder of the Transferor Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to the shares of the Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

4.    The stock transfer books of the Company with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Company with respect to the Transferor Fund will be deemed to be redemption requests for Investor Class shares of the Surviving Fund issued in the Reorganization. If any shares of the Transferor Fund are represented by a share certificate, the certificate must be surrendered to the Company’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

5.    The “Effective Time of the Reorganization” for purposes of this Plan shall be the close of business on July 12, 2019, or at such other time as may be determined by the Board of Directors or an officer of the Company.

C.	Conditions to the Reorganization

Consummation of this Plan and the Effective Time of the Reorganization will be subject to the following conditions:

a.    The Company will have received an opinion of Drinker Biddle & Reath LLP, based on reasonable representations and assumptions, to the effect that:

(i)    the Investor Class shares of the Surviving Fund to be issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

(ii)   for federal income tax purposes: (A) the acquisition of the assets of the Transferor Fund by the Surviving Fund in exchange for Investor Class shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Transferor Fund, followed by the distribution of those shares to the Transferor Fund shareholders will constitute a “reorganization” within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be “a party to the reorganization” within the meaning of section 368(b) of the Code; (B) the Transferor Fund will recognize no gain or loss upon the transfer of its assets to the Surviving Fund in exchange for Investor Class shares of the Surviving Fund and the assumption of the liabilities of the Transferor Fund or upon the distribution of those shares to the shareholders of the Transferor Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Transferor Fund’s taxable year on the date of the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code; (C) the Surviving Fund will recognize no gain or loss upon the receipt of the assets of the Transferor Fund in exchange for Investor Class shares of the Surviving Fund and the assumption of the liabilities of the Transferor Fund; (D) no shareholder of the Transferor Fund will recognize gain or loss upon the receipt of Investor Class shares of the Surviving Fund in exchange for Transferor Fund shares; (E) each shareholder of the Transferor Fund will obtain an aggregate tax basis in the Investor Class shares of the Surviving Fund received in the exchange equal to the shareholder’s aggregate tax basis in the Transferor Fund shares exchanged; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of those assets in the hands of the Transferor Fund immediately before the transfer, except for any assets which may be marked to market for Federal income tax purposes on the termination of the Transferor Fund’s taxable year or on which gain was recognized upon the transfer to the Surviving Fund; (G) the holding period of Investor Class shares of the Surviving Fund received by each shareholder of the Transferor Fund will include the holding period of the corresponding Transferor Fund shares exchanged by that shareholder, provided that at the time of the exchange the Transferor Fund shares were held by that shareholder as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which those assets were held by the Transferor Fund, except for any assets on which gain is recognized on the transfer to the Surviving Fund.

b.    All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

D.	Miscellaneous

1.    This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

2.    This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Directors of the Company.

3.    At any time prior to the execution of this Plan, the Company may, upon authorization by the Board of Directors and without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

4.    The transaction expenses incurred in connection with the Reorganization will be borne by Motley Fool Asset Management, LLC.

5.    No Fund shall be liable for any claims against any other Fund. The Company and Motley Fool Asset Management, LLC specifically acknowledge and agree that any liability of the Company under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other portfolio of the Company shall be liable with respect thereto.

6.    The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Transferor Fund or Surviving Fund hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund or the Surviving Fund.

7.    The transaction is subject to Rule 17a-8 under the Investment Company Act of 1940, which provides for reorganizations of affiliated portfolios without shareholder vote under certain conditions, all of which are met by this transaction.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

THE RBB FUND, INC.
on behalf of the MFAM Emerging Markets Fund and the
MFAM Global Opportunities Fund

By	/s/ Salvatore Faia
Name:	Salvatore Faia
Title:	President

Motley Fool Asset Management, LLC hereby agrees to
join this Plan of Reorganization solely for purposes of
Sections 4 and 5 of Article D of the Plan.

MOTLEY FOOL ASSET MANAGEMENT, LLC

By	/s/ Denise H. Coursey
Name:	Denise H. Coursey
Title:	President

EXHIBIT B

Comparison of Investment Restrictions

Each Fund has adopted various restrictions on its investment activities. Certain of these restrictions, as well as each Fund’s investment objective, are fundamental policies and cannot be changed without approval by the holders of a majority, as defined by the 1940 Act, of a Fund’s outstanding voting shares. Such a majority means the affirmative vote of the holders of (1) 67% or more of the shares of a Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of a Fund, whichever is less.

Under its fundamental policies, each Fund may not:

Emerging Markets Fund	Global Opportunities Fund

1.    Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

Same.

2.    With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

Same.

3.    Purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

Same.

4.    Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

Same.

5.    Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that cash and liquid securities segregated by the Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

Same.

6. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.	Same.

7.    Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Same.

Group of related industries is defined as three (3) or more industries based on the Adviser’s classification for the purpose of this section.

Notwithstanding any restrictions relating to entering into reverse repurchase agreements, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, the Funds do not engage in these types of activities.

Each Fund has adopted the following additional investment restrictions, which are not fundamental and which the Board may change. Under these restrictions, a Fund may not:

Emerging Markets Fund	Global Opportunities Fund

1.    Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

Same.

2.    Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Fund’s total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

Same.
3. Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.	Same.

4. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.	Same.

Except with respect to borrowing, and as otherwise may be stated, all percentage limitations on the Funds’ investment practices set forth above apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of a Fund’s assets will not constitute a violation of such restriction.

Exhibit C

Performance: Emerging Markets Fund

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Emerging Markets Fund. The Emerging Markets Fund’s past performance, both before and after taxes, does not necessarily indicate how the Emerging Markets Fund will perform in the future. Updated performance information is available online at www.mfamfunds.com or by calling 1-888-863-8803 (toll free).

The Emerging Markets Fund commenced operations on December 21, 2016, by acquiring the assets and liabilities of the Motley Fool Epic Voyage Fund, a series of the Motley Fool Funds Trust (the “Predecessor Fund”), in exchange for shares of the Emerging Markets Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the Predecessor Fund, which was also a publicly-sold open-end mutual fund.  The Predecessor Fund was also advised by the Adviser and has the same investment objective and strategies as the Emerging Markets Fund.

The bar chart shows changes in the performance of the Emerging Markets Fund’s Investor Shares from year to year.

Best Quarter: 13.35% in the quarter ended March 31, 2012

Worst Quarter: -12.18% in the quarter ended September 30, 2015

The year-to-date total return for the three months ended March 31, 2019 was 12.85%.

The performance table shows how the Emerging Markets Fund’s Investor Shares average annual total returns for the periods indicated compare with those of the FTSE Emerging Markets All Cap China A Inclusion Net Tax Index, a narrow measure of market performance, and the FTSE Global All Cap ex-US Net Tax Index, a more broad measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2018)

Emerging Markets Fund	1 Year	5 years	Since Inception, November 1, 2011
Investor Shares*
Return Before Taxes	-12.20%	1.16%	4.13%
Return After Taxes on Distributions	-12.21%	1.07%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	-7.01%	1.01%	3.34%
FTSE Emerging Markets All Cap China A Inclusion Net Tax Index (reflects no deduction for fees and expenses or taxes)	-14.83%	1.76%	2.49%

*	The Investor Shares of the Predecessor Fund commenced operations on November 1, 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Emerging Markets Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Performance: Global Opportunities Fund

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Global Opportunities Fund. The Global Opportunities Fund’s past performance, both before and after taxes, does not necessarily indicate how the Global Opportunities Fund will perform in the future. Updated performance information is available online at www.mfamfunds.com or by calling 1-888-863-8803 (toll free).

The Global Opportunities Fund commenced operations on December 21, 2016, by acquiring the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”), in exchange for shares of the Global Opportunities Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the Predecessor Fund, which was also a publicly-sold open-end mutual fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Global Opportunities Fund.

The bar chart shows changes in the performance of the Global Opportunities Fund’s Investor Shares from year to year.

Best Quarter: 17.07% in the quarter ended September 30, 2010

Worst Quarter: -15.14% in the quarter ended December 31, 2018

The year-to-date total return for the three months ended March 31, 2019 was 17.67%.

The performance table shows how the Global Opportunities Fund’s Investor Shares and Institutional Shares average annual total returns for the periods indicated compare with those of the FTSE Global All Cap Net Tax Index, a broad measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2018)

Global Opportunities Fund	1 Year	5 Years	Since Inception, June 16, 2009	Since Inception, June 17, 2014
Investor Shares*
Return Before Taxes	-3.93%	6.33%	11.20%	N/A
Return After Taxes on Distributions	-5.75%	5.06%	10.38%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-1.03%	4.94%	9.26%	N/A
Institutional Shares**
Return Before Taxes	-3.84%	N/A	N/A	5.82%
FTSE Global All Cap Net Tax Index (reflects no deduction for fees and expenses)	-9.70%	4.56%	9.60%	N/A

*	The Investor Shares of the Predecessor Fund commenced operations on June 16, 2009.

**	The Institutional Shares of the Predecessor Fund commenced operations on June 17, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Global Opportunities Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Shares; after-tax returns for Institutional Shares will vary to the extent each class has different expenses. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Exhibit D

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. The financial information presented for each applicable period prior to December 21, 2016 is that of the Predecessor Funds. The Funds are the accounting successors to the Predecessor Funds as a result of the reorganization of the Predecessor Funds into the Funds on December 21, 2016.  The Funds have adopted the Financial Statements of each of their respective Predecessor Funds. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

Emerging Markets Fund – Investor Shares

	Fiscal Period Ended February 28,		Fiscal Year Ended August 31,	Fiscal Period Ended August 31,		Years Ended October 31,
	2019 (Unaudited)		2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.01		$14.36	$11.93		$10.88	$12.61	$12.66	$10.94
Net investment income/(loss)(3)	—	*	0.08	0.12		0.07	0.09	0.16	0.13
Net realized and unrealized gain/(loss) from investments	(0.11)		(0.30)	2.38		1.09	(1.63)	(0.12)	1.73
Net increase/(decrease) in net assets resulting from operations	(0.11)		(0.22)	2.50		1.16	(1.54)	0.04	1.86
Dividends and distributions to shareholders from:
Net investment income	(0.08)		(0.13)	(0.07)		(0.11)	(0.19)	(0.08)	(0.15)
Net realized capital gains	—		—	—		—	—	(0.02)	—
Total dividends and distributions to shareholders	(0.08)		(0.13)	(0.07)		(0.11)	(0.19)	(0.10)	(0.15)
Redemption and small-balance account fees	—		— *	—	*	— *	— *	0.01	0.01
Net asset value, end of period	$13.82		$14.01	$14.36		$11.93	$10.88	$12.61	$12.66
Total investment return/(loss)(4)	(0.73	)%(5)	(1.54)%	21.06	%(5)	10.76%	(12.33%)	0.47%	17.32%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$34,133		$37,330	$34,456		$28,776	$31,160	$47,566	$40,119
Ratio of expenses to average net assets	1.15	%(6)	1.15%	1.15	%(6)	1.15%	1.13%	1.24%	1.35%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.31	%(6)	1.34%	2.00	%(6)	2.09%	1.84%	1.88%	2.60%
Ratio of net investment income/(loss) to average net assets	(0.01	)%(6)	0.54%	1.17	%(6)	0.64%	0.80%	1.29%	1.15%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.17	)%(6)	0.35%	0.32	%(6)	(0.30%)	0.09%	0.66%	(0.10)%
Portfolio turnover rate	0%		7%	21	%(5)	54%	20%	25%	26%

*	Amount represents less than $0.005 per share.
[1]	The Fund changed its fiscal year end to August 31 during the period.

[2]	Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Emerging Markets Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

[3]	Per share data calculated using average shares outstanding method.

[4]	Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Fund’s Investor Shares total investment return was attributable to redemption and small-balance account fees received. Excluding this item, total investment return would have been 0.39% and 17.23%, respectively. For the year ended August 31, 2018, the fiscal period ended August 31, 2017, and years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

[5]	Not annualized.

[6]	Annualized.

Global Opportunities Fund – Investor Shares
	Fiscal Period Ended February 28,		Fiscal Year Ended August 31,	Fiscal Period Ended August 31,		Years Ended October 31,
	2019 (Unaudited)		2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.91		$24.09	$20.36		$20.32	$21.00	$19.24	$15.48
Net investment income/(loss)(3)	(0.02)		(0.02)	0.03		0.04	0.05	0.11	0.07
Net realized and unrealized gain/(loss) from investments	(1.26)		4.94	4.30		0.01	(0.29)	1.87	3.79
Net increase/(decrease) in net assets resulting from operations	(1.28)		4.92	4.33		0.05	(0.24)	1.98	3.86
Dividends and distributions to shareholders from:
Net investment income	—		(0.05)	(0.04)		— *	(0.11)	(0.04)	(0.11)
Net realized capital gains	(1.73)		(3.05)	(0.56)		(0.01)	(0.33)	(0.18)	—
Total dividends and distributions to shareholders	(1.73)		(3.10)	(0.60)		(0.01)	(0.44)	(0.22)	(0.11)
Redemption and small-balance account fees	—		— *	—	*	— *	— *	— *	0.01
Net asset value, end of period	$22.90		$25.91	$24.09		$20.36	$20.32	$21.00	$19.24
Total investment return/(loss)(4)	(3.98	)(5)	22.32%	21.91	%(5)	0.25%	(1.13%)	10.43%	25.14%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$355,720		$393,197	$337,821		$353,118	$393,611	$413,624	$354,081
Ratio of expenses to average net assets	1.04	%(6)	1.06%	1.15	%(6)	1.14%	1.15%	1.26%	1.36%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.04	%(6)	1.06%	1.15	%(6)	1.14%	1.13%	1.23%	1.37%
Ratio of net investment income/(loss) to average net assets	(0.17	)%(6)	(0.06)%	0.18	%(6)	0.20%	0.23%	0.55%	0.44%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.17	)%(6)	(0.06)%	0.18	%(6)	0.20%	0.25%	0.59%	0.43%
Portfolio turnover rate	7	%(5)	15%	38	%(5)	26%	21%	24%	22%
*	Amount represents less than $0.005 per share.

[1]	The Fund changed its fiscal year end to August 31 during the period.

[2]	Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

[3]	Per share data calculated using average shares outstanding method.

[4]	Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. During the year ended October 31, 2013, 0.06% of the Fund’s total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total return would have been 25.08%. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and the years ended October 31, 2016, October 31, 2015 and October 31, 2014, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

[5]	Not annualized.

[6]	Annualized.

Exhibit E

Security Ownership

As of April 30, 2019, the officers and Directors of the Company, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

As of April 30, 2019, the following persons owned beneficially or of record 5% or more of the outstanding Investor Shares of the Funds:

Emerging Markets Fund – Investor Shares

Name	Address	Percentage of Ownership	Nature of Ownership
National Financial Services LLC	499 Washington Blvd. Jersey City, NJ 07310	24.70%	Record
Charles Schwab & Co.	211 Main Street San Francisco, CA 94105	21.57%	Record
TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103	14.84%	Record

Global Opportunities Fund – Investor Shares

Name	Address	Percentage of Ownership	Nature of Ownership
Charles Schwab & Co Inc.	211 Main Street San Francisco, CA 94105	28.98%	Record
National Financial Services LLC	499 Washington Blvd. Jersey City, NJ 07310	25.79%	Record
TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103	17.56%	Record

E-1

STATEMENT OF ADDITIONAL INFORMATION

June 7, 2019

Acquisition of the Assets and Assumption of the Liabilities of

MFAM Emerging Markets Fund

By, and in Exchange for Shares of,

MFAM Global Opportunities Fund

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement dated June 7, 2019 relating to the acquisition of the assets and liabilities of the MFAM Emerging Markets Fund (the “Emerging Markets Fund”), a series of The RBB Fund, Inc., by the MFAM Global Opportunities Fund (the “Global Opportunities Fund”), a separate series of The RBB Fund, Inc. The acquisition will be effected pursuant to that certain Plan of Reorganization dated as of May 16, 2019 (the “Plan”). The Plan provides for (1) the transfer of all the assets of the Emerging Markets Fund to the Global Opportunities Fund, (2) the assumption by the Global Opportunities Fund of all the liabilities of the Emerging Markets Fund, (3) the issuance to shareholders of the Emerging Markets Fund of Investor Shares of the Global Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their Investor Shares of the Emerging Markets Fund in redemption of their Investor Shares of the Emerging Markets Fund, and (4) the termination of the Emerging Markets Fund.

Copies of the Combined Prospectus/Information Statement, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained, without charge, by writing to MFAM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling 1-888-863-8803, or by visiting the Funds’ website: www.mfamfunds.com/resources.

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

●	The current Statement of Additional Information of the Emerging Markets Fund and the Global Opportunities Fund, dated December 31, 2018, as amended to date.

●	The current Annual Report of the Emerging Markets Fund and the Global Opportunities Fund, for the fiscal year ended August 31, 2018.

●	The current Semi-Annual Report of the Emerging Markets Fund and the Global Opportunities Fund, for the fiscal period ended February 28, 2019.

Copies of these documents are available upon request and without charge by writing to MFAM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling 1-888-863-8803, or by visiting the Funds’ website: www.mfamfunds.com/resources.

No pro forma financial statements showing the effect of the proposed reorganization of the Emerging Markets Fund into the Global Opportunities Fund, as required pursuant to Rule 11-01 of Regulation S-X, are included in this SAI, as the Emerging Market Fund’s net assets do not exceed 10% of the Global Opportunities Fund’s net assets as of a date within 30 days of the filing of the SAI with the Securities and Exchange Commission.

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